Exhibit 99.2 Exhibit 99.2 Q4 2018 EARNINGS PRESENTATION February 7, 2019

Disclaimer Forward Looking Statements This presentation may contain forward looking statements for the purposes of the safe harbor provision under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by words such as “expect,” “anticipate,” “may,” “intends,” “believes,” “estimate,” “project,” and other similar expressions. Such statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from these forward looking statements. These factors include, but are not limited to, the factors described in BrightSphere’s filings made with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, filed with the SEC on February 28, 2018, under the heading “Risk Factors”. Any forward-looking statements in this presentation are based on assumptions as of today and we undertake no obligation to update these statements as a result of new information or future events. We urge you not to place undue reliance on any forward-looking statements. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures. Given that EBITDA, Adjusted EBITDA and ENI are measures not deemed to be in accordance with U.S. GAAP and are susceptible to varying calculations, our EBITDA, Adjusted EBITDA and ENI may not be comparable to similarly titled measures of other companies, including companies in our industry, because other companies may calculate EBITDA, Adjusted EBITDA and ENI in a different manner than we calculate the measures. Reconciliations of GAAP to non-GAAP measures are included in the appendix to this presentation. 2

Leading Company Positioned for Growth BrightSphere Highlights(1) Diversified Asset and Client Base(1) • Diversified multi-Affiliate business with $206.3 AUM by Client Location Management Fee Revenue Australia | 4.5% Fixed Income | Middle East | 0.1% billion in AUM Asia | 5.0% 3.0% Other | 6.0% Alternatives | • 7 widely-recognized at-scale Affiliates offer Europe | 23.0% 8.4% US Equity - large over 100 investment strategies across a range cap value | 12.2% of investment styles, asset classes and US Equity - all Emerging Markets other | 7.6% geographies Equity | 18.7% Global Equity |International Equity • Over 850 institutional and sub-advisory clients U.S. | 76.0% 12.9% | 22.6% across approximately 30 countries • Differentiated and aligned operating model Total: $206.3 billion Total: $905.0 million AUM by Affiliate ICM | $1.8 • Solid financial results Copper Rock | $4 Campbell Landmark Partners | Global | TSW | $17.8 • Strong balance sheet with ample capacity $4.6 $19.9 • Attractive growth strategy Barrow Hanley, Mewhinney & Strauss | $72 Acadian | $86.2 ___________________________________________________________ Total: $206.3 billion Please see definitions and additional notes. 1. Data as of December 31, 2018. 3

BrightSphere’s Global Reach Creates Expansion Opportunities ___________________________________________________________ 1. Certain coverage in Middle East, South America, Asia, and Australia is facilitated by fly in/fly out marketing and certain third party marketing agreements. 2. Offices include both BrightSphere and Affiliate managed offices. 4

BrightSphere Repositioning

Focus on Organic Growth

- Expand Global Distribution with emphasis on high-growth markets in Asia-Pacific region
- Continue to invest in new product development and capacity expansion

Enhance Efficiency and Entrepreneurialism

- Optimize and refocus Center resources
  - Reduction of $20 million in Center total compensation for 2018 vs. 2017 by linking Center variable compensation more closely to results and streamlining management positions
  - Effected reduction in Center full time employees by approximately 20% in Q1'19; the headcount reduction and other cost measures implemented will lower total 2019 Center expenses by approximately $8-10 million
- Examine additional, enterprise-wide cost discipline measures in non-investment related functions

Effective Capital Management

- Leverage strong free cash flow from diversified revenue streams and ample balance sheet capacity to support growth investments
- Continue share repurchases to generate EPS accretion
- Maintain consistent dividend policy

Simplify Public Company

- Complete BrightSphere corporate redomicile to the US in 2019 following recent Board approval
- Expect ownership transition through sale of HNA stake to Paulson & Co. to remain on track

BRIGHTSPHERE
Investment Group
5

Solid Earnings Results in a Challenging Period • GAAP EPS of $0.22 for Q4'18 and $1.26 for 2018, up from $(0.45) for Q4'17 and $0.04 for 2017 Financial Results • ENI per share of $0.43 for Q4'18 and $1.86 for 2018, down (2.3)% from Q4'17 and up 14.8% from 2017 • Significant reduction in cost structure at the Center through lower compensation and streamlining of non- investment functions • AUM of $206.3 billion down (13.2)% from Q3'18 driven by market depreciation and net outflows AUM and Flows • NCCF of $(5.7) billion for Q4'18 and $(10.5) billion for 2018 produced annualized revenue impact of $(12.3) million for Q4 and $(3.8) million for 2018, respectively • Strategies representing 31%, 68% and 75% of revenue outperformed benchmarks on a 1-, 3- and 5-yr basis at Investment December 31 Performance • While market volatility impacted short-term investment performance, long-term performance remains strong • Strong Balance Sheet and ample financial capacity Capital • Share repurchases totaling 5.5 million shares (approximately $74 million) in 2018; 1.2 million shares Management repurchased in Q4'18 and an additional 3.9 million shares repurchased to date in Q1'19 6

Q4'18 Results Remained Solid Despite Market Decline and Industry Headwinds

Average AUM[1]



% Change Q4'17 to Q4'18: (7.3)%
% Change, consolidated Affiliates: (7.3)%
Equity-accounted Affiliates
$300
$250
$200
$150
$100
$50
$0
$239
$245
$238
$237
$221
(6.8)%
$237
$242
$236
$235
$219
(6.8)%
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18

ENI Revenue[2]



% Change Q4'17 to Q4'18: (16.0)%
% Change ex. perf. fees: (13.8)%
Performance Fees
$280
$240
$200
$160
$120
$80
$40
$0
-$40
$252
$248
$231
$229
$212
(7.3)%
$238
$246
$228
$231
$205
(11.1)%
$(2)
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18

Pre-tax ENI



% Change Q4'17 to Q4'18: (14.8)%
% Change ex. perf. fees: (4.9)%
Performance Fees
$100
$80
$60
$40
$20
$0
$72
$71
$66
$64
$61
(4.8)%
$61
$70
$65
$66
$58
11.6)%
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18

Fee Rate (Basis Points)[3]



Net catch-up fees[6]
45
40
35
30
25
20
15
10
5
0
-5
39.2
41.0
38.4
38.8
36.9
37.7
38.0
37.9
37.0
37.3
(0.4)
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18

ENI Operating Margin[4]



Performance Fees
45%
38%
31%
24%
17%
10%
38.8%
40.1%
38.1%
38.4%
36.6%
36.7%
40.0%
38.6%
39.0%
35.1%
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18

ENI Per Share[5]



% Change Q4'17 to Q4'18: (2.3)%
% Change ex. perf. fees: 5.1%
Performance Fees
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.44
$0.50
$0.47
$0.46
$0.43
(6.5)%
$0.39
$0.49
$0.47
$0.47
$0.41
(12.8)%
Q4'17
Q1'18
Q2'18
Q3'18
Q4'18

Please see definitions and additional notes.

1. *Operational information (AUM and flows) excludes Heitman beginning in the third quarter of 2017.*
2. *ENI Revenue consists of management fees, performance fees, and other income, which primarily consists of earnings from our equity-accounted Affiliate.*
3. *Represents fee rate for consolidated Affiliates; excludes fees for equity-accounted Affiliates.*
4. *ENI Operating Margin represents ENI operating margin before Affiliate key employee distributions. This is a non-GAAP efficiency measure, calculated based on ENI operating earnings divided by ENI Revenue.*
5. *ENI per share is calculated as Economic Net Income divided by weighted average diluted shares outstanding.*
6. *Net catch-up fees reflect payment of fund management fees back to the initial closing date for certain products with multiple closings, less placement fees paid to third parties related to these funds.*

BRIGHTSPHERE Investment Group

7

A Solid Record of Growth

Average AUM[(1)]



CAGR ('14-'18): 2.8%
CAGR, consolidated Affiliates: 6.2%
Equity-accounted Affiliates
$300
$250
$200
$150
$100
$50
$0
$210
$221
$223
$241
$235
(3)%
$183
$191
$191
$225
$233
4%
2014
2015
2016
2017
2018

ENI Revenue[(2)(6)]



CAGR ('14-'18): 9.7%
CAGR, ex. perf. fees: 10.9%
Performance Fees
$950
$750
$550
$350
$150
$635
$664
$679
$901
$919
2%
$601
$650
$676
$874
$909
4%
2014
2015
2016
2017
2018

Pre-tax ENI[(6)]



CAGR ('14-'18): 6.5%
CAGR, ex. perf. fees: 8.9%
Performance Fees
$275
$225
$175
$125
$75
$25
$204
$204
$191
$251
$263
4%
$184
$196
$189
$235
$259
11%
2014
2015
2016
2017
2018

Fee Rate (Basis Points)[(3)]



45
40
35
30
25
20
32.2
33.4
34.6
38.2
38.9
2014
2015
2016
2017
2018

ENI Operating Margin[(4)(6)]



Performance Fees
45%
38%
31%
24%
17%
10%
38.5%
36.9%
35.5%
38.1%
38.4%
27 bps
36.7%
36.3%
35.5%
37.4%
38.3%
90 bps
2014
2015
2016
2017
2018

ENI Per Share[(5)(6)]



CAGR ('14-'18): 10.2%
CAGR, ex. perf. fees: 12.2%
Performance Fees
$1.95
$1.45
$0.95
$0.45
$1.26
$1.24
$1.21
$1.62
$1.86
15%
$1.16
$1.20
$1.20
$1.53
$1.84
20%
2014
2015
2016
2017
2018

Please see definitions and additional notes.

1. *Operational information (AUM and flows) excludes Heitman beginning in the third quarter of 2017.*
2. *ENI Revenue consists of management fees, performance fees, and other income, which primarily consists of earnings of our equity-accounted Affiliates.*
3. *Represents fee rate for consolidated Affiliates; excludes fees for equity-accounted Affiliates.*
4. *ENI Operating Margin represents ENI operating margin before Affiliate key employee distributions. This is a non-GAAP efficiency measure, calculated based on earnings after variable compensation divided by ENI Revenue.*
5. *ENI per share is calculated as Economic Net Income divided by total diluted shares outstanding. ENI per share reflects pro forma shares outstanding in periods prior to Q4'14.*
6. *Excludes impact of non-recurring performance fee in Q2'15.*

BRIGHTSPHERE
Investment Group

8

Strong Long-Term Investment Performance

Products representing ≥ 68% of revenue outperforming on a 3- and 5-year basis

Commentary

- Brightsphere uses **revenue-weighted** performance as its primary investment metric
  - Ties investment performance to business performance
  - Reflects percent of management fee revenue in products outperforming their benchmarks [1]
- Brightsphere also uses **equal-weighted** performance as it considers earlier stage products that may grow to have significant impact
- **Asset-weighted** performance is broadly used across the industry

Revenue-Weighted [2][3][6][7]

% outperformance vs. benchmark



100%
80%
60%
40%
20%
0%
31%
68%
75%
1-Year
3-Year
5-Year

	1-Year	3-Year	5-Year
Q3'18	53%	64%	80%
Q4'17	65%	72%	83%

Equal-Weighted (>$100m) [2][4][6][7]

% outperformance vs. benchmark



100%
80%
60%
40%
20%
0%
38%
61%
65%
1-Year
3-Year
5-Year

	1-Year	3-Year	5-Year
Q3'18	57%	58%	74%
Q4'17	59%	69%	82%

Asset-Weighted [2][5][6][7]

% outperformance vs. benchmark



100%
80%
60%
40%
20%
0%
34%
65%
70%
1-Year
3-Year
5-Year

	1-Year	3-Year	5-Year
Q3'18	61%	57%	74%
Q4'17	61%	71%	74%

1. *Excludes revenue in products which are not benchmarked; includes management fee revenue from equity-accounted Affiliates in the analysis.*
2. *Data as of December 31, 2018.*
3. *Revenue-Weighted: Calculates each strategy's percentage weight by taking its estimated composite revenue over total composite revenues in each period, then sums the total percentage of strategies outperforming.*
4. *Equal-Weighted (>$100m): Each strategy over $100m has the same weight, then sums the total percentage of strategies outperforming.*
5. *Asset-Weighted: Calculates each strategy's percentage weight by taking its composite AUM over total composite AUM in each period, then sums the total percentage of strategies outperforming.*
6. *Barrow Hanley's Windsor II Large Cap Value account AUM and return are separated from Barrow Hanley's Large Cap Value composite in revenue-weighted, equal-weighted and asset-weighted outperformance percentage calculations.*
7. *Performance data as of December 31, 2017 removes Heitman composites from the calculation.*

BRIGHTSPHERE Investment Group

9

Revenue Flows Flat for 2018 Notwithstanding Negative AUM Flows

AUM Net Client Cash Flows ("NCCF")



$B
$4
$2
$0
-$2
-$4
-$6
$2.4
$(2.9)
$(2.6)
$1.5
$(2.5)
$(0.3)
$0.5
$(3.7)
$1.9
$(4.1)
$(2.6)
$(5.7)

	Q1	Q2	Q3	Q4	Q1	Q2	Q3[3]	Q4[3]	Q1	Q2	Q3	Q4
Derived Average Weighted NCCF ($b)[2]	*$2.1*	*$(1.0)*	*$(2.1)*	*$4.0*	*$0.2*	*$3.4*	*$3.2*	*$1.7*	*$4.6*	*$(3.9)*	*$1.2*	*$(3.3)*
	2016				2017				2018			
	$(1.6)				$(6.0)				$(10.5)			

Revenue Impact of NCCF[1]



$M
$20
$15
$10
$5
$0
-$5
-$10
-$15
-$20
$7.3
$(3.4)
$(7.5)
$14.6
$0.8
$13.1
$12.2
$6.8
$19.0
$(15.2)
$4.7
$(12.3)

	Q1	Q2	Q3	Q4	Q1	Q2	Q3[3]	Q4[3]	Q1	Q2	Q3	Q4
Bps inflows	*38*	*46*	*42*	*44*	*43*	*53*	*54*	*57*	*49*	*42*	*53*	*46*
Bps outflows	*40*	*32*	*38*	*35*	*32*	*35*	*40*	*32*	*37*	*40*	*33*	*32*
	2016				2017				2018			
Revenue Impact as a % of BOP Run Rate Management Fees[4]	1.5%				4.0%				(0.4)%			

(1) Annualized revenue impact of net flows represents the difference between annualized management fees expected to be earned on new accounts and net assets contributed to existing accounts, less the annualized management fees lost on terminated accounts or net assets withdrawn from existing accounts, including equity-accounted Affiliates. Annualized revenue is calculated by multiplying the annual gross fee rate for the relevant account by the net assets gained in the account in the event of a positive flow or the net assets lost in the account in the event of an outflow.

(2) Derived Average Weighted NCCF reflects the implied NCCF if annualized revenue represents asset flows at the weighted fee rate for BSIG overall (i.e. 37.1 bps in Q4'18). For example, NCCF annualized revenue impact of $(12.3) million divided by average weighted fee rate of BSIG's overall AUM of 37.1 bps equals the derived average weighted NCCF of $(3.3) billion.

(3) Heitman AUM and flows have been removed from this data.

(4) Percentage is equal to the annual revenue impact of NCCF divided by run rate management fees based on beginning of year AUM, adjusted with prorated management fees from acquisition or disposition.

BRIGHTSPHERE Investment Group

10

Net Client Cash Flows Breakdown

AUM Net Client Cash Flows ("NCCF") - by Asset Class



$B
$4
$3
$2
$1
$0
-$1
-$2
-$3
-$4
-$5
-$6
-$7
$1.6
$(3.4)
$(1.7)
$(0.1)
$(0.1)
$2.8
$0.7
$0.1
$(1.6)
$(0.1)
$0.3
$0.1
$(3.9)
$(0.5)
$(0.1)
$1.9
$0.7
$(2.9)
$(0.7)
$(1.6)
$0.2
$(3.3)
$(2.4)
$(0.1)
$(0.1)
73 (1)
24
39
20
73 (1)
Q4 2017 (2)
Q1 2018
Q2 2018
Q3 2018
Q4 2018

Total NCCF	$(3.7)	$1.9	$(4.1)	$(2.6)	$(5.7)

Revenue Impact of NCCF[3] - by Asset Class



$M
$24
$20
$16
$12
$8
$4
$0
-$4
-$8
-$12
-$16
$14.9
$(6.7)
$(0.3)
$(0.3)
$(0.8)
$22.1
$0.5
$(2.1)
$(0.9)
$(0.6)
$(8.8)
$(5.5)
$(0.9)
$13.8
$2.9
$(6.1)
$(1.2)
$(4.7)
$1.4
$(6.3)
$(6.2)
$(0.2)
$(1.0)
Q4 2017 (2)
Q1 2018
Q2 2018
Q3 2018
Q4 2018

Revenue Impact as a % of BOP Run Rate Management Fees[5]	0.8%	2.0%	(1.6)%	0.5%	(1.3)%

■ U.S. Equity ■ Global/non-U.S. Equity ■ Fixed Income ■ Alternatives ■ Hard asset disposals ● Avg. Fee Rate (bps)[4]

(1) Excluding net catch-up fees, the weighted average fee rate for alternatives and hard asset disposals is 77 bps and 77 bps, respectively, for the three months ended December 31, 2018.
(2) Heitman AUM and flows have been removed from this data.
(3) Annualized revenue impact of net flows represents the difference between annualized management fees expected to be earned on new accounts and net assets contributed to existing accounts, less the annualized management fees lost on terminated accounts or net assets withdrawn from existing accounts, including equity-accounted Affiliates. Annualized revenue is calculated by multiplying the annual gross fee rate for the relevant account by the net assets gained in the account in the event of a positive flow or the net assets lost in the account in the event of an outflow.
(4) Average fee rate represents the average blended fee rate on overall assets for each asset class for the three months ended December 31, 2018.
(5) Percentage is equal to the annual revenue impact of NCCF divided by run rate management fees based on beginning of year AUM, adjusted with prorated management fees from acquisition or disposition.

BRIGHTSPHERE
Investment Group

11

Management Fee Decline Driven By Negative Equity Market in 2018



Average AUM and Fee Rate by Asset Class(1)(2)
$B
% Change: (7.3)%
Avg. AUM % Change
$250
$200
$150
$100
$50
$0
$236.8
39.2 (3)
$21.3 (9%) 98 (4)
$13.4 (6%) 21
$123.7 (52%) 41
$78.4 (33%) 24
$219.4
36.9 (3)
$23.8 (11%) 73 (4)
$13.1 (6%) 20
$114.8 (52%) 39
$67.7 (31%) 24
12%
(2)%
(7)%
(14)%
Q4'17
Q4'18



Gross Management Fee Revenue by Asset Class(1)(2)
$M
% Change: (12.8)%
% Change
$250
$200
$150
$100
$50
$0
$233.9
(5) $52.6 (22%)
$7.0 (3%)
$126.3 (54%)
$48.0 (21%)
$204.0
(5) $43.8 (22%)
$6.5 (3%)
$112.5 (55%)
$41.2 (20%)
(17)%
(7)%
(11)%
(14)%
Q4'17
Q4'18

U.S. Equity | Global/non-U.S. Equity | Fixed Income | Alternatives | Avg. Fee Rate (bps)

(1) *Figures in parenthesis represent the percent of the total respective bar.*
(2) *Excludes Equity-Accounted Affiliates.*
(3) *Excluding net catch-up fees the total weighted average fee rate is 37.7 bps and 37.3 bps for the three months ended December 31, 2017 and 2018, respectively.*
(4) *Excluding net catch-up fees the alternatives weighted average fee rate is 82 bps and 77 bps for the three months ended December 31, 2017 and 2018, respectively.*
(5) *Excluding net catch-up fees the alternatives ENI management fee revenue is $43.8 million and $46.0 million for the three months ended December 31, 2017 and 2018, respectively.*

BRIGHTSPHERE Investment Group
12

Expense Growth Moderated as Management Fee Revenues Declined

Commentary

- Total ENI operating expenses reflect Affiliate operating expenses, Center expenses and key initiatives, including Global Distribution (excluding variable compensation)
- Q4'18 operating expense ratio[1] increased to 42.2% for the period, reflecting continued investment in the business and slower market-driven management fee growth, offset by Center efficiencies
- Lower fixed compensation and benefits reflect lower Center cost structure
- Full-year Operating Expense Ratio[1] of 37.1% higher than expected due to significant equity market and management fee decline in Q4'18
- 2019 Operating Expense Ratio expected to be approximately 42%; ratio is subject to fluctuations as assets and management fees change

Total ENI Operating Expenses

	Q4'18		Q4'17		Q-O-Q	2018		2017		Y-O-Y
$M	$M	% of MFs[2]	$M	% of MFs[2]	Q4'18 vs. Q4'17	$M	% of MFs[2]	$M	% of MFs[2]	2018 vs. 2017
Fixed compensation and benefits	$ 44.7	*21.9%*	$ 45.8	*19.6%*	*(2)%*	$ 181.4	*20.0%*	$ 172.4	*20.1%*	*5%*
G&A expenses (excl. sales based compensation)	33.4	*16.4%*	30.6	*13.1%*	*9%*	122.4	*13.5%*	111.3	*13.0%*	*10%*
Depreciation and amortization	3.9	*1.9%*	3.3	*1.4%*	*18%*	14.5	*1.6%*	11.8	*1.4%*	*23%*
Core operating expense subtotal	**$ 82.0**	***40.2%***	**$ 79.7**	***34.1%***	*3%*	**$ 318.3**	***35.2%***	**$ 295.5**	***34.4%***	*8%*
Sales based compensation	4.1	*2.0%*	5.1	*2.2%*	*(20)%*	17.4	*1.9%*	18.6	*2.2%*	*(6)%*
Total ENI operating expenses	**$ 86.1**	***42.2%***	**$ 84.8**	***36.3%***	*2%*	**$ 335.7**	***37.1%***	**$ 314.1**	***36.6%***	*7%*
Note: Management fees	$ 204.0		$ 233.9		*(13)%*	$ 905.0		$ 858.0		*5%*
Note: Management fees excluding net catch-up fees	$ 206.2		$ 225.1		*(8)%*	$ 876.1		$ 842.0		*4%*

1. *Operating expense ratio reflects total ENI operating expenses as a percent of management fees.*
2. *Represents reported ENI management fee revenue.*

BRIGHTSPHERE Investment Group

13

Profit-share Model and Center Cost Structure Reduce Variable Compensation

Commentary

- Variable compensation typically awarded based on contractual percentage (e.g., ~25 – 35%) of each Affiliate's ENI earnings before variable compensation, plus Center bonuses; also includes contractual split of certain performance fees
  - Affiliate variable compensation includes cash and equity provided through recycling
  - Center variable compensation includes cash and BSIG equity
- In Q4'18, variable compensation decrease reflects profit-share model and Center cost reduction; Variable Compensation Ratio decreased to 38.4% from 41.6% in the year-ago quarter
- Full-year Variable Compensation Ratio of 39.5% lower than expectations due to lower Center cost structure
- 2019 Variable Compensation Ratio expected to be approximately 40%

Variable Compensation

$M	Q4'18	Q4'17	Q-O-Q Q4'18 vs. Q4'17	2018	2017	Y-O-Y 2018 vs. 2017
Cash Variable Compensation	**$ 42.1**	**$ 64.3**	*(35)%*	**$ 210.3**	**$ 221.4**	*(5)%*
Add: Non-cash equity-based award amortization	6.2	5.3	*17%*	20.4	22.0	*(7)%*
Variable compensation	**48.3**	**69.6**	*(31)%*	**230.7**	**243.4**	*(5)%*
Earnings before variable compensation	**$ 125.9**	**$ 167.5**	*(25)%*	**$ 583.4**	**$ 586.6**	*(1)%*
Variable Compensation Ratio (VC as % of earnings before variable comp.)	38.4%	41.6%	*(319) bps*	39.5%	41.5%	*(195) bps*

Please see definitions and additional notes.

BRIGHTSPHERE Investment Group

14

Affiliate Key Employee Distributions Typically Will Move In Line with Affiliate Profitability Commentary • Represents employees’ share of profit from their respective Affiliates, in some cases following an initial preference to BSIG and other equity holders(1) • Q4'18 Distribution Ratio of 17.7% lower than Q4'17 mainly due to lower ENI operating earnings • Full year Key Employee Distribution Ratio of 21.7% in line with expectations • 2019 Distribution Ratio expected to be approximately 19% Affiliate Key Employee Distributions Q-O-Q Y-O-Y Q4'18 vs. 2018 vs. $M Q4'18 Q4'17 Q4'17 2018 2017 2017 A Earnings after variable compensation (ENI operating earnings) $ 77.6 $ 97.9 (21)% $ 352.7 $ 343.2 3% B Less: Affiliate key employee distributions (13.7) (21.8) (37)% (76.6) (73.1) 5% Earnings after Affiliate key employee distributions $ 63.9 $ 76.1 (16)% $ 276.1 $ 270.1 2% Affiliate key employee Distribution Ratio ( B / A ) 17.7% 22.3% (461) bps 21.7% 21.3% 42 bps ___________________________________________________________ 1. For consolidated Affiliates 15

Balance Sheet Management Provides Ongoing Opportunities to Increase Shareholder Value

Balance Sheet

($M)	December 31, 2018	December 31, 2017
Assets		
Cash and cash equivalents	$ 340.6	$ 186.3
Investment advisory fees receivable	159.1	208.3
Investments	198.5	244.4
Other assets	710.9	698.8
Assets of Consolidated Funds	144.6	153.9
Total assets	**$ 1,553.7**	**$ 1,491.7**
Liabilities and shareholders' equity		
Accounts payable and accrued expenses	$ 225.3	$ 241.0
Due to OM plc	$ 33.0	$ 59.1
Non-recourse borrowings	—	33.5
Third party borrowings	393.3	392.8
Other liabilities	711.1	583.5
Liabilities of Consolidated Funds	14.9	10.5
Total liabilities	**$ 1,377.6**	**$ 1,320.4**
Shareholders' equity	103.3	75.4
Non-controlling interests, including NCI of consolidated Funds	72.8	95.9
Total equity	**176.1**	**171.3**
Total liabilities and equity	**$ 1,553.7**	**$ 1,491.7**
Shares outstanding in the quarter end:		
Diluted (ENI)	105.8	109.9
Leverage ratio[1]	2.1x	1.4x
Net leverage ratio[2]	1.4x	1.1x

Capital

- December 31 leverage ratio (Debt / Adj. EBITDA) of 2.1x within target range of 1.75x - 2.25x
- Cash of $340.6 million includes $133.7 million at the Affiliates and $206.9 million at the Center
- Total seed and co-investment holdings of $156.6 million
- Agreed to terminate DTA Deed with OM plc for approximately $13 million discount

Dividend & Share Buyback

- $0.10 per share interim dividend approved, reflecting ~23% payout rate
  - Payable March 29 to shareholders of record as of March 15
- Full capacity available on $350 million Revolving Credit Facility
- Through December 31, the Company has purchased 5.5 million shares in the open market at a weighted average price of $13.35/share in 2018

(1) Calculated per terms of the Company's external revolver and includes amounts owed under previously agreed acquisition agreement and excludes non-recourse borrowings.
(2) Consists of debt, net of cash held at Center of $206.9 million and $71.7 million for the twelve months ended December 31, 2018 and 2017, respectively, divided by Adjusted EBITDA.

BRIGHTSPHERE Investment Group
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Appendix 17

Reconciliation: GAAP to ENI and Adjusted EBITDA[1]

$m	Three Months Ended December 31, 2018	Three Months Ended December 31, 2017	Years Ended December 31, 2018	Years Ended December 31, 2017
U.S. GAAP net income (loss) attributable to controlling interests	**$ 23.0**	**$ (48.8)**	**$ 136.4**	**$ 4.2**
Adjustments to reflect the economic earnings of the Company:				
1 Non-cash key employee-owned equity and profit interest revaluations[2]	8.7	24.4	107.2	95.4
2 Amortization of acquired intangible assets, acquisition-related consideration and pre-acquisition employee equity[2]	19.4	19.4	77.2	77.2
3 Capital transaction costs[2]	1.5	—	1.6	—
4 Seed/Co-investment (gains) losses and financings[2]	7.2	(3.9)	14.5	(17.3)
5 Tax benefit of goodwill and acquired intangible deductions	1.3	2.0	5.7	8.7
6 Discontinued operations and restructuring[3]	(14.7)	1.3	(79.4)	11.0
Total adjustment to reflect earnings of the Company	**$ 23.4**	**$ 43.2**	**$ 126.8**	**$ 175.0**
Less: Tax effect of above adjustments[2]	(6.1)	(16.6)	(33.1)	(66.9)
7 Less: ENI tax normalization[4]	5.3	70.9	(30.3)	68.6
Economic net income	**$ 45.6**	**$ 48.7**	**$ 199.8**	**$ 180.9**
Net interest (income) expense	2.8	4.4	13.6	18.8
Depreciation and amortization	3.9	3.3	14.5	11.8
Tax on Economic Net Income	15.5	23.0	62.7	70.4
Adjusted EBITDA	**$ 67.8**	**$ 79.4**	**$ 290.6**	**$ 281.9**

ENI Adjustments

1. Exclude non-cash expenses representing changes in the value of Affiliate equity and profit interests held by Affiliate key employees
2. Exclude non-cash amortization or impairment expenses related to acquired goodwill and other intangibles, as well as the amortization of acquisition-related contingent consideration and the value of employee equity owned prior to acquisitions. Please note that the revaluations related to these acquisition-related items are included in (1) above
3. Exclude capital transaction costs including the costs of raising debt or equity, gains or losses realized as a result of redeeming debt or equity and direct incremental costs associated with acquisitions of businesses or assets
4. Exclude gains/losses on seed capital and co-investments, as well as related financing costs
5. Include cash tax benefits related to tax amortization of acquired intangibles
6. Exclude results of discontinued operations as they are not part of the ongoing business, and restructuring costs incurred in continuing operations
7. Exclude one-off tax benefits or costs unrelated to current operations

(1) Refer to slide 2. For further information and additional reconciliations between GAAP and non-GAAP measures, see the Company's quarterly earnings release on Form 8-K and Annual Report on Form 10-K.

(2) Tax-affected items for which adjustments are included in "Tax effect of above adjustments" line, includes restructuring component of discontinued operations and restructuring line; taxed at 27.3% U.S. statutory rate in 2018 (including state tax) and 40.2% U.S. statutory tax rate in 2017 (including state tax).

(3) Restructuring in 2018 is primarily comprised of the Company's agreement to terminate its deferred tax asset deed with OM plc, CEO transition costs, costs associated with its planned redomicile to the U.S. and the gain on sale of Heitman. The revaluation of the DTA deed amounted to $(20.0) million and CEO transition costs amounted to $4.8 million in the three months ended December 31, 2018. Restructuring in 2017 is primarily comprised of costs related to the Heitman sale and CEO transition costs.

(4) The twelve months ended December 31, 2018 include an adjustment of $45.9 million to remove the tax benefit resulting from the reduction in liabilities for uncertain tax positions during the year.

BRIGHTSPHERE Investment Group

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Definitions and Additional Notes References to “BrightSphere,” “BSIG” or the “Company” refer to BrightSphere Investment Group plc; references to “OM plc” refer to Old Mutual plc, the Company’s former parent; references to “BSUS” or the “Center” refer to the holding company excluding the Affiliates; references to "Landmark" refer to Landmark Partners, LLC, acquired by the Company in August 2016. BrightSphere operates its business through seven boutique asset management firms (the “Affiliates”). BrightSphere’s distribution activities are conducted in various jurisdictions through affiliated companies in accordance with local regulatory requirements. The Company uses a non-GAAP performance measure referred to as economic net income (“ENI”) to represent its view of the underlying economic earnings of the business. ENI is used to make resource allocation decisions, determine appropriate levels of investment or dividend payout, manage balance sheet leverage, determine Affiliate variable compensation and equity distributions, and incentivize management. The Company’s ENI adjustments to U.S. GAAP include both reclassifications of U.S. GAAP revenue and expense items, as well as adjustments to U.S. GAAP results, primarily to exclude non-cash, non-economic expenses, or to reflect cash benefits not recognized under U.S. GAAP. The Company re-categorizes certain line items on the income statement to:  • exclude the effect of Fund consolidation by removing the portion of Fund revenues, expenses and investment return which is not attributable to its shareholders. • include within management fee revenue any fees paid to Affiliates by consolidated Funds, which are viewed as investment income under U.S. GAAP. • include the Company’s share of earnings from equity-accounted Affiliates within other income, rather than investment income; • treat sales-based compensation as a general and administrative expense, rather than part of fixed compensation and benefits; • identify separately from operating expenses, variable compensation and Affiliate key employee distributions, which represent Affiliate earnings shared with Affiliate key employees; and • net the separate revenues and expenses recorded under U.S. GAAP for certain Fund expenses initially paid by the Company’s Affiliates on the Fund’s behalf and subsequently reimbursed, to better reflect the actual economics of the Company’s business.   The Company also makes the following adjustments to U.S. GAAP results to more closely reflect its economic results by: i. excluding non-cash expenses representing changes in the value of Affiliate equity and profit interests held by Affiliate key employees. These ownership interests may in certain circumstances be repurchased by BrightSphere at a value based on a pre-determined fixed multiple of trailing earnings and as such this value is carried on the Company’s balance sheet as a liability. Non-cash movements in the value of this liability are treated as compensation expense under U.S. GAAP. However, any equity or profit interests repurchased by BrightSphere can be used to fund a portion of future variable compensation awards, resulting in savings in cash variable compensation that offset the negative cash effect of repurchasing the equity. ii. excluding non-cash amortization or impairment expenses related to acquired goodwill and other intangibles as these are non-cash charges that do not result in an outflow of tangible economic benefits from the business. It also excludes the amortization of acquisition-related contingent consideration, as well as the value of employee equity owned pre- acquisition, as occurred as a result of the Landmark transaction, where such items have been included in compensation expense as a result of ongoing service requirements for certain employees. Please note that the revaluations related to these acquisition-related items are included in (i) above. iii. excluding capital transaction costs, including the costs of raising debt or equity, gains or losses realized as a result of redeeming debt or equity and direct incremental costs associated with acquisitions of businesses or assets. iv. excluding seed capital and co-investment gains, losses and related financing costs. The net returns on these investments are considered and presented separately from ENI because ENI is primarily a measure of the Company’s earnings from managing client assets, which therefore differs from earnings generated by its investments in Affiliate products, which can be variable from period to period. v. including cash tax benefits associated with deductions allowed for acquired intangibles and goodwill that may not be recognized or have timing differences compared to U.S. GAAP. vi. excluding the results of discontinued operations attributable to controlling interests since they are not part of the Company’s ongoing business, and restructuring costs incurred in continuing operations. vii. excluding deferred tax resulting from changes in tax law and expiration of statutes, adjustments for uncertain tax positions, deferred tax attributable to intangible assets and other unusual items not related to current operating results to reflect ENI tax normalization. 19

Definitions and Additional Notes The Company adjusts its income tax expense to reflect any tax impact of its ENI adjustments. Adjusted EBITDA  Adjusted EBITDA is defined as economic net income before interest, income taxes, depreciation and amortization. The Company notes that its calculation of Adjusted EBITDA may not be consistent with Adjusted EBITDA as calculated by other companies. The Company believes Adjusted EBITDA is a useful liquidity metric because it indicates the Company’s ability to make further investments in its business, service debt and meet working capital requirements. Methodologies for calculating investment performance(1):  Revenue-weighted investment performance measures the percentage of management fee revenue generated by Affiliate strategies which are beating benchmarks. It calculates each strategy’s percentage weight by taking its estimated composite revenue over total composite revenues in each period, then sums the total percentage of revenue for strategies outperforming.   Equal-weighted investment performance measures the percentage of Affiliates’ scale strategies (defined as strategies with greater than $100 million of AUM) beating benchmarks. Each outperforming strategy over $100 million has the same weight; the calculation sums the number of strategies outperforming relative to the total number of composites over $100 million.   Asset-weighted investment performance measures the percentage of AUM in strategies beating benchmarks. It calculates each strategy’s percentage weight by taking its composite AUM over total composite AUM in each period, then sums the total percentage of AUM for strategies outperforming.   ENI operating earnings ENI operating earnings represents ENI earnings before Affiliate key employee distributions and is calculated as ENI revenue, less ENI operating expense, less ENI variable compensation. It differs from economic net income because it does not include the effects of Affiliate key employee distributions, net interest expense or income tax expense. ENI operating margin The ENI operating margin, which is calculated before Affiliate key employee distributions, is used by management and is useful to investors to evaluate the overall operating margin of the business without regard to the Company’s various ownership levels at each of the Affiliates. ENI operating margin is a non-GAAP efficiency measure, calculated based on ENI operating earnings divided by ENI revenue. The ENI operating margin is most comparable to the Company’s U.S. GAAP operating margin. ENI management fee revenue ENI Management fee revenue corresponds to U.S. GAAP management fee revenue. Net catch-up fees Net catch-up fees represent payment of fund management fees back to the initial closing date for certain products with multiple closings, less placement fees paid to third parties related to these funds.   ENI operating expense ratio The ENI operating expense ratio is used by management and is useful to investors to evaluate the level of operating expense as measured against the Company’s recurring management fee revenue. The Company has provided this ratio since many operating expenses, including fixed compensation & benefits and general and administrative expense, are generally linked to the overall size of the business. The Company tracks this ratio as a key measure of scale economies at BrightSphere because in its profit sharing economic model, scale benefits both the Affiliate employees and BrightSphere shareholders. ___________________________________________________________ (1) Barrow Hanley’s Windsor II Large Cap Value account AUM and return are separated from Barrow Hanley’s Large Cap Value composite in revenue-weighted, equal-weighted and asset- weighted outperformance percentage calculations. 20

Definitions and Additional Notes ENI earnings before variable compensation ENI earnings before variable compensation is calculated as ENI revenue, less ENI operating expense. ENI variable compensation ratio The ENI variable compensation ratio is calculated as variable compensation divided by ENI earnings before variable compensation. It is used by management and is useful to investors to evaluate consolidated variable compensation as measured against the Company’s ENI earnings before variable compensation. Variable compensation is usually awarded based on a contractual percentage of each Affiliate’s ENI earnings before variable compensation and may be paid in the form of cash or non-cash Affiliate equity or profit interests. Center variable compensation includes cash and BrightSphere equity. Non-cash variable compensation awards typically vest over several years and are recognized as compensation expense over that service period. The variable compensation ratio at each Affiliate will typically be between 25% and 35%. ENI Affiliate key employee distribution ratio The Affiliate key employee distribution ratio is calculated as Affiliate key employee distributions divided by ENI operating earnings. The ENI Affiliate key employee distribution ratio is used by management and is useful to investors to evaluate Affiliate key employee distributions as measured against the Company’s ENI operating earnings. Affiliate key employee distributions represent the share of Affiliate profits after variable compensation that is attributable to Affiliate key employee equity and profit interests holders, according to their ownership interests. At certain Affiliates, BSUS is entitled to an initial preference over profits after variable compensation, structured such that before a preference threshold is reached, there would be no required key employee distributions, whereas for profits above the threshold the key employee distribution amount would be calculated based on the key employee economic percentages, which range from approximately 20% to 40% at its consolidated Affiliates.   U.S. GAAP operating margin U.S. GAAP operating margin equals operating income from continuing operations divided by total revenue. Consolidated Funds Financial information presented in accordance with U.S. GAAP may include the results of consolidated pooled investment vehicles, or Funds, managed by the Company’s Affiliates, where it has been determined that these entities are controlled by the Company. Financial results which are “attributable to controlling interests” exclude the impact of Funds to the extent it is not attributable to the Company’s shareholders.   Annualized revenue impact of net flows (“NCCF”) Annualized revenue impact of net flows represents the difference between annualized management fees expected to be earned on new accounts and net assets contributed to existing accounts, less the annualized management fees lost on terminated accounts or net assets withdrawn from existing accounts, including equity-accounted Affiliates. Annualized revenue is calculated by multiplying the annual gross fee rate for the relevant account by the net assets gained in the account in the event of a positive flow or the net assets lost in the account in the event of an outflow and is designed to provide investors with a better indication of the potential financial impact of net client cash flows.   Hard asset disposals Net flows include hard asset disposals and fund distributions made by BrightSphere’s Affiliates.  This category is made up of investment-driven asset dispositions by Landmark, investing in real estate funds and secondary private equity; Heitman, a real estate manager; or Campbell, a timber manager. Derived average weighted NCCF Derived average weighted NCCF reflects the implied NCCF if annualized revenue impact of net flows represents asset flows at the weighted fee rate for BrightSphere overall (i.e. 37.1 bps in Q4'18). For example, NCCF annualized revenue impact of $(12.3) million divided by the average weighted fee rate of BrightSphere's overall AUM of 37.1 bps equals the derived average weighted NCCF of $(3.3) billion. n/m “Not meaningful.” 21